                                                                   EXHIBIT 10.17
                                                                  EXECUTION COPY


This instrument prepared by,
recording requested by,
and when recorded return to:

MAYER, BROWN & PLATT
1675 Broadway
New York, New York  10019
Attention:  Michael Sloyer, Esq.



================================================================================


                          ASSIGNMENT OF LEASE AND RENT


                          dated as of October 18, 1996


                                      from


                    SUMITOMO BANK LEASING AND FINANCE, INC.,
                                   as ASSIGNOR


                                       to


                THE SUMITOMO BANK, LIMITED, SAN FRANCISCO BRANCH,
                                    as Agent,
                                   as ASSIGNEE



================================================================================

                          ASSIGNMENT OF LEASE AND RENT



         THIS ASSIGNMENT OF LEASE AND RENT, dated as of October 18, 1996 (this "Assignment"), made by SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation (the "Lessor"), to THE SUMITOMO BANK, LIMITED, SAN FRANCISCO BRANCH, as agent (the "Agent") for the Lenders under the Loan Agreement referred to below (together with their respective successors and assigns, the "Lenders"),


                              W I T N E S S E T H:

         WHEREAS, pursuant to the Loan Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), among the Lessor, the Lenders and the Agent, the Lenders have severally agreed to make Loans to the Lessor in an aggregate amount not to exceed the aggregate Commitments of the Lenders, as set forth on Schedule I to the Participation Agreement (as defined in Appendix A to the Loan Agreement), upon the terms and subject to the conditions set forth in the Loan Agreement and the Participation Agreement, to be evidenced by the notes (such notes, as the same may hereafter be amended, modified, renewed, extended or otherwise changed from time to time, together with any note or notes or other obligations executed and delivered in renewal, extension or replacement thereof or in substitution or exchange therefor, are hereinafter collectively referred to as the "Notes") issued by the Lessor under the Loan Agreement;

         WHEREAS, it is a condition, among others, to the obligation of the Lenders to make their respective Loans to the Lessor under the Loan Agreement that the Lessor shall have executed and delivered, and the Lessee shall have consented to, this Assignment to the Agent for the benefit of the Lenders; and

         WHEREAS, in order further to secure payment of all the amounts owing to the Lenders under the Loan Agreement, the Notes and the other Operative Documents, the Lessor has agreed to enter into, execute, and deliver this Assignment;

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

         1. Defined Terms. Capitalized terms used but not otherwise defined in this Assignment shall have the respective meanings specified in Appendix A to the Loan Agreement; and the rules of interpretation set forth in such Appendix A shall apply to this Assignment.

         2. Assignment. To secure its obligations under the Loan Agreement, the Lessor hereby assigns, transfers, sets over and conveys to the Agent for the ratable benefit of the Lenders, all the following described property relating to or arising in connection with the Properties (including, without limitation, each Property described in a Supplement to this Assignment, as delivered from time to time in the form attached hereto as Exhibit A), whether now owned or held or hereafter acquired:

                  (a) Except as hereinafter provided, all of the estate, right, title, interest, benefits, powers and privileges of the Lessor, as lessor, under the Master Lease (including all Lease Supplements) (hereinafter referred to collectively as the "Assigned Leases") including (i) the immediate and continuing right, on a non-exclusive basis, to make claim for, receive, collect and receipt for all rents, income, revenues, issues, profits, insurance proceeds, condemnation awards, sales proceeds and other sums payable to or receivable by the Lessor under the Assigned Leases, or pursuant to any provisions thereof, whether as rent or as the purchase price or termination payment for any interest in any Property or otherwise (including, without limitation, the Loan Balance, the Purchase Option Price and any sales proceeds payable to the Lessor pursuant to the Assigned Leases) (collectively, the "Lease Rents"), including all cash, securities or letters of credit delivered or deposited pursuant thereto to secure performance by the Lessee of its obligations thereunder, (ii) the right and power (which right and power are coupled with an interest) upon the purchase by the Lessee of the interest of the Lessor in any Property in accordance with any Assigned Lease to execute and deliver as irrevocable agent and attorney-in-fact of the Lessor an appropriate instrument necessary to convey the interest of the Lessor therein, or to pay over or assign to the Lessee those sums to which it is entitled if the Lessee becomes obligated to purchase the interest of the Lessor in any Property and to perform all other necessary or appropriate acts as said agent and attorney-in-fact with respect to any such purchase and conveyance, (iii) the right, on a non-exclusive basis, to perform all other necessary or appropriate acts as said agent and attorney-in-fact with respect to any purchase or conveyance referred to in clause (ii) above, (iv) the right (subject to the consent of Required Participants), on a non-exclusive basis, to declare the Master Lease or any Lease Supplement to be in default, (v) subject to the terms of the Operative Documents (and subject to the consent of Required Participants), the

                                                    Assignment of Lease and Rent


         right to exercise remedies under or with respect to the Assigned Leases, (vi) the right (subject to the consent of Required Lenders) to make all waivers and agreements on behalf of the Lessor under the Assigned Leases provided for or permitted under the Assigned Leases; provided, however, that none of the foregoing will be made or given with respect to Article VII, IX, X, XIII, XIV, XVIII, XX or XXI of the Master Lease without the written consent of the Required Participants,
         (vii) the right to give all notices, consents, releases and other instruments provided under the Assigned Leases; provided, however, that none of the foregoing will be made or given with respect to Article VII, IX, X, XIII, XIV, XVIII, XX or XXI of the Master Lease without the written consent of the Required Participants, (viii) the right (subject to the consent of Required Participants), on a non-exclusive basis, to give all notices of default and to take all action upon the happening of a Default or an Event of Default under any Assigned Lease, including the commencement, conduct and consummation of proceedings as shall be permitted under any provision of any Assigned Lease, or by law or in equity, (ix) the right, on a non-exclusive basis, to receive all notices sent to the Lessor under any Assigned Lease, (x) the Lessor's interest under any Assigned Lease in the Lessee's tangible and intangible property used or arising in connection with any Property, including, but not limited to, permits, licenses, contract rights and prepaid expenses, and (xi) the right (subject to the consent of Required Participants), on a non-exclusive basis, to do any and all other things whatsoever which the Lessor is or any lessor is, or may be entitled to do under any Assigned Lease. The Lessor hereby agrees that any action taken by the Lenders (or their designee) pursuant to this Assignment shall be exclusive, and no party relying on such action of the Lenders (or such designee) pursuant hereto shall be required to obtain the concurrence or consent of the Lessor to such action or to a request for such action.

                  (b) All of the estate, right, title, interest, benefits, powers and privileges of the Lessor, to and under all agreements or contracts for the sale or other disposition of all or any part of any Property, now or hereafter entered into by the Lessor (collectively, the "Contracts"), together with all estate, right, title, interest, benefits, powers and privileges of the Lessor under the Contracts including, without limitation, the immediate and continuing right, on a non-exclusive basis, to make claim for, receive, collect and receipt for all

                                                    Assignment of Lease and Rent

         charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable under any of the Contracts (collectively, the "Contract Rents" and, together with the Lease Rents, the "Rents") and all right, title and interest of the Lessor thereunder, including all cash, securities or letters of credit deposited thereunder to secure performance by the obligors of their obligations thereunder.

                  (c) On a non-exclusive basis, all of the right, title and interest of the Lessor in and to all claims and rights to the payment of money at any time arising in connection with any repudiation, rejection or breach of any Assigned Lease by the Lessee or a trustee or receiver of the Lessee under any insolvency statute, law or regulation, including, without limitation, all rights to recover damages arising out of such breach or rejection, all rights to charges payable by the Lessee or such trustee or receiver in respect of any Property or any portions thereof following rejection, repudiation or disaffirmance of the Lease or following the entry of an order for relief under any insolvency statute, law or regulation in respect of the Lessee and all rentals and other charges outstanding under the Lease as of the date of entry of such order for relief.

         Notwithstanding the foregoing provisions of this Section 2, the assignment contained herein shall in no event include any amounts received by Agent or Lessor or otherwise paid or payable to Lessor with respect to Yield, Lessor Amount, indemnity payments to or for the benefit of the Lessor, insurance proceeds under policies maintained by the Lessor and fees or Transaction Expenses paid or payable to or for the benefit of the Lessor.

         3. Receipt of Rents. The Lenders hereby acknowledge and agree that the Agent will hold the Rents for the benefit of each of the Lenders and the Lessor, and the Agent will distribute the Rents to the Lenders and the Lessor in accordance with Article VII of the Participation Agreement.

         4. Irrevocability; Supplemental Instruments. The Lessor agrees that this Assignment and the designation and direction to the Lessee set forth in Sections 2 and 3 of this Assignment are irrevocable and that it will not take any action as lessor under the Leases or otherwise which is inconsistent with this Assignment and that any action, assignment, designation or direction inconsistent herewith shall be void. The Lessor will from time to time execute and deliver all instruments of further assurance and do such further acts as may be necessary or proper to carry out more effectively the purpose of this Assignment.

                                                    Assignment of Lease and Rent

         5. Validity. The Lessor represents and warrants (on a continuing basis) and covenants to the Lenders that (a) the Lessor has not assigned or executed any assignment of, and will not assign or execute any assignment of, the Lessor's interest in any of the Assigned Leases, in any Contract, in any Rents or in any other subject matter of this Assignment to anyone other than the Lenders and any assignment, designation or direction by the Lessor inconsistent herewith shall be void, and (b) the Lessor has not done any act or executed any document that impairs the rights of the Lenders to the Leases or the Rents under this Assignment.

         6. The Lessor Remains Liable. While the assignment made hereby is present, direct and continuing, it has been made for the purpose of providing the Lenders with security for the performance of the Lessor's obligations under the Loan Agreement and the Notes and the execution and delivery hereof shall not impair or diminish in any way the obligations of the Lessor under the Assigned Leases, or impose any of such obligations on the Lenders. This Assignment shall not operate to cause the Lenders (or their designee) to be regarded as a mortgagee in possession. Neither the Lenders nor their designee shall be responsible or liable for performing any of the obligations of the Lessor under any of the Assigned Leases or any Contract, for any waste by the Lessee or others, for any dangerous or defective conditions of any Property, for negligence in the management, upkeep, repair or control of any Property or any other act or omission by any other Person. Nothing contained herein shall operate or be construed to (a) obligate the Lenders (or their designee) to assume the obligations of the Lessor under any of the Assigned Leases or any Contract, to perform any of the terms and conditions contained in any of the Assigned Leases or any Contract or otherwise to impose any obligation upon the Lenders with respect to any of the Assigned Leases or any Contract or (b) place upon the Lenders (or their designee) any responsibility for the operation, control, care, management or repair of any Property or any part thereof. Subject at all times to the terms and conditions of this Assignment, the Lessor will at all times promptly and faithfully perform in all respects, or cause to be performed in all respects, all of its covenants, conditions and agreements contained in the Assigned Leases or any Contract now or hereafter existing on the part of the Lessor to be kept and performed.

         7. Amendments; Lessee's Consent. The Lessor will not enter into any agreement subordinating, amending, extending or terminating any of the Assigned Leases except as provided in Section 14.5 of the Participation Agreement, and any such

                                                    Assignment of Lease and Rent

attempted subordination, amendment, modification, extension or termination without compliance with such Section 14.5 shall be void. If any of the Assigned Leases or any Contract shall be amended, it shall continue to be subject to the provisions hereof without the necessity of any further act by any of the parties hereto. The Lessor and the Lenders hereby consent to the provisions of Lessee's Consent attached to this Assignment and agree to be bound thereby.

         8. Termination of this Assignment. This Assignment shall continue in full force and effect until all obligations, liabilities and indebtedness of any kind now or hereafter due to the Lenders from the Lessor or the Lessee under or with respect to the Loan Agreement or any of the other Operative Documents, or which are otherwise secured hereby, whether now existing or hereafter arising or incurred, have been fully paid, performed and satisfied, at which time this Assignment will terminate.

         9. Ongoing Right to Collect Rents; Receivers. If notwithstanding the terms of this Assignment, a petition or order for sequestration of rents, or the appointment of a receiver or some similar judicial action or order is deemed required under applicable state law to allow the Lenders to continue to collect the moneys described in paragraphs 2(a), (b) and (c) of this Assignment, then it is agreed by the Lessor that any proof of claim or similar document filed by the Lenders in connection with the breach or rejection of any Lease by the lessee thereunder or the trustee of any lessee under any federal or state insolvency statute shall for the purpose of perfecting the Lenders' rights conferred in said paragraphs be deemed to constitute action required under such state law. Upon the occurrence and during the continuance of a Loan Agreement Event of Default (not existing solely by virtue of a Lease Event of Default), the Lessor hereby consents to the appointment of a receiver for any or all of the Properties as a matter of right and without any requirement for notice to the Lessor and without regard to the solvency of the Lessor or to the collateral that may be available for the satisfaction of the Notes and all other obligations under the Loan Agreement and the other Operative Documents.

         10. Amendment. This Assignment may not be amended or otherwise modified except by a writing signed by the Lessor, the Agent and, if required by Section
14.5 of the Participation Agreement, the Lessee, in accordance with the terms of the Participation Agreement.

         11. Notices. All notices, demands, requests, consents, approvals and other instruments under this Assignment shall be

                                                    Assignment of Lease and Rent

made in accordance with the notice provisions of the Participation Agreement.

         12. Successors and Assigns. All covenants, agreements, representations and warranties in this Assignment by the Lessor and the Lenders shall bind, and shall inure to the benefit of and be enforceable by, their respective successors and assigns, whether or not so expressed.

         13. Severability. If any provision or provisions, or if any portion of any provision or provisions, in this Assignment is found by a court of law of competent jurisdiction to be in violation of any local, state or Federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of the parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Assignment shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interests of the Lessor, the Lenders and the Lessee under the remainder of this Assignment shall continue in full force and effect.

         14. Governing Law. THIS ASSIGNMENT AND THE RIGHTS AND OBLIGATIONS OF THE LESSOR UNDER THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

         15. Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         16. Conflicts. In the event of any conflicts between the terms and provisions hereof and the terms and provisions of the other Operative Documents, the terms and provisions of the other Operative Documents shall be controlling.

         17. Non-Disturbance. So long as no Lease Event of Default has occurred and is continuing, the Lenders will take no action to disturb the Lessee's rights to quiet enjoyment of each Property as set forth in Section 4.1 of the Master Lease.

                                                    Assignment of Lease and Rent


         IN WITNESS WHEREOF, the Lessor has caused this Assignment to be duly executed as of the day and year first above written.


                                       SUMITOMO BANK LEASING AND FINANCE,
                                       INC., as Lessor



                                       By_______________________________
                                         Name:
                                         Title:

                           ALL-PURPOSE ACKNOWLEDGEMENT


State of ___________________    )
                                )
County of __________________    )


On _______________________ before me, _______________________________________,
              Date                    Name, Title of Officer, e.g., "Jane Doe,
                                        Notary Public

personally appeared _________________________________________________________,

[ ]      personally known to me - OR -

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.


         -----------------------------------
                    Signature of Notary


CAPACITY CLAIMED BY SIGNER:                     SIGNER IS REPRESENTING:
                                                NAME OF PERSON(S) OR ENTITY(IES)

[ ]      INDIVIDUAL(S)                          ______________________________
                                                ______________________________
[ ]      CORPORATE OFFICER(S)                   ______________________________

         ------------------------------
                    TITLE

         ------------------------------
                    TITLE


[ ]      PARTNER(S)

[ ]      ATTORNEY-IN-FACT

[ ]      TRUSTEE(S)

[ ]      SUBSCRIBING WITNESS

[ ]      GUARDIAN/CONSERVATOR

[ ]      OTHER  _______________________
         ______________________________
         ______________________________




--------------------------------------------------------------------------------
ATTENTION NOTARY: ALTHOUGH THE INFORMATION REQUESTED BELOW IS OPTIONAL, IT COULD PREVENT FRAUDULENT ATTACHMENT OF THIS CERTIFICATE TO UNAUTHORIZED DOCUMENT.

THIS CERTIFICATE         Title or Type of Document_____________________________

MUST BE ATTACHED         Number of Pages _____ Date of Document________________
TO THE DOCUMENT          Signer(s) Other Than Named Above _____________________
DESCRIBED AT RIGHT:

                Consent of Lessee to Assignment of Lease and Rent

               CONSENT AND ACKNOWLEDGMENT BY SYMANTEC CORPORATION


         The undersigned hereby acknowledges receipt of a counterpart original of, and consents to, the foregoing Assignment of Lease and Rent.

         The foregoing is furnished for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the undersigned, and the undersigned understands and intends that the Lenders will rely on the foregoing and that the undersigned will be legally bound by the foregoing. This Consent and Acknowledgment shall inure to the benefit of the Lenders and their respective successors and assigns.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Consent and Acknowledgment as of October __, 1996, pursuant to proper authority duly granted.



                                       SYMANTEC CORPORATION



                                       By_____________________________________
                                         Name:
                                         Title:

                                                                       EXHIBIT A
                                                 TO ASSIGNMENT OF LEASE AND RENT

                              SUPPLEMENT NO. __ TO
                          ASSIGNMENT OF LEASE AND RENT


         THIS SUPPLEMENT NO. __ (this "Supplement"), dated as of ____________, to the ASSIGNMENT OF LEASE AND RENT, dated as of October ___, 1996 (the "Assignment"), made by SUMITOMO BANK LEASING AND FINANCE, INC., (the "Lessor"), in favor of THE SUMITOMO BANK, LIMITED, SAN FRANCISCO BRANCH, as Agent (in such capacity, the "Agent") for the Lenders. Capitalized terms used herein but not otherwise defined have the meanings specified in the Assignment.

         The parties hereto agree as follows:

         1. The Property. In accordance with the Assignment, the Lessor has executed this Supplement to subject the Master Lease, as supplemented by the Lease Supplement attached as Schedule 1 hereto, to the Assignment. The description of the Property is attached hereto as Schedule 2.

         2. Integrated Assignment. Following the execution and delivery of this Supplement, this Supplement, and all supplements previously delivered under the Assignment, shall constitute a part of the Assignment.

         3. Confirmation. Except as expressly supplemented hereby, the provisions of the Assignment are and shall remain in full force and effect. Further, the Lessor hereby reaffirms its obligations under the Assignment.

         IN WITNESS WHEREOF, the Lessor has caused this Supplement to be duly executed as of the day and year first above written.


                                       SUMITOMO BANK LEASING AND FINANCE,
                                       INC., as Lessor




                                       By_______________________________
                                         Name:
                                         Title:

                                                                      Schedule 1


                               [Lease Supplement]

                                                                      Schedule 2


                            [Description of Property]

                          ALL-PURPOSE ACKNOWLEDGEMENT


State of ___________________    )
                                )
County of __________________    )


On _______________________ before me, _______________________________________,
              Date                    Name, Title of Officer, e.g., "Jane Doe,
                                        Notary Public

personally appeared _________________________________________________________,

[ ]      personally known to me - OR -

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.


         -----------------------------------
                Signature of Notary


CAPACITY CLAIMED BY SIGNER:                     SIGNER IS REPRESENTING:
                                                NAME OF PERSON(S) OR ENTITY(IES)

[ ]      INDIVIDUAL(S)                          ______________________________
                                                ______________________________
[ ]      CORPORATE OFFICER(S)                   ______________________________

         ------------------------------
                    TITLE

         ------------------------------
                    TITLE


[ ]      PARTNER(S)

[ ]      ATTORNEY-IN-FACT

[ ]      TRUSTEE(S)

[ ]      SUBSCRIBING WITNESS

[ ]      GUARDIAN/CONSERVATOR

[ ]      OTHER  _______________________
         ______________________________
         ______________________________



--------------------------------------------------------------------------------
ATTENTION NOTARY: ALTHOUGH THE INFORMATION REQUESTED BELOW IS OPTIONAL, IT COULD PREVENT FRAUDULENT ATTACHMENT OF THIS CERTIFICATE TO UNAUTHORIZED DOCUMENT.

THIS CERTIFICATE         Title or Type of Document_____________________________

MUST BE ATTACHED         Number of Pages _____ Date of Document________________
TO THE DOCUMENT          Signer(s) Other Than Named Above _____________________
DESCRIBED AT RIGHT:

         Consent of Lessee to Supplement to Assignment of Lease and Rent

               CONSENT AND ACKNOWLEDGMENT BY SYMANTEC CORPORATION


         The undersigned hereby acknowledges receipt of a counterpart original of, and consents to, the foregoing Supplement No. __ to the Assignment of Lease and Rent.

         The foregoing is furnished for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the undersigned, and the undersigned understands and intends that the Agent and the Lenders will rely on the foregoing and that the undersigned will be legally bound by the foregoing. This Consent and Acknowledgment shall inure to the benefit of the Agent, the Lenders and their respective successors and assigns.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Consent and Acknowledgment as of October ___, 1996, pursuant to proper authority duly granted.



                                       SYMANTEC CORPORATION



                                       By______________________________________
                                         Name:
                                         Title:

                                                                  EXECUTION COPY



                               SUPPLEMENT NO. 1 TO
                          ASSIGNMENT OF LEASE AND RENT


      THIS SUPPLEMENT NO. 1 (this "Supplement"), dated as of October 18, to the ASSIGNMENT OF LEASE AND RENT, dated as of October 18, 1996 (the "Assignment"), made by SUMITOMO BANK LEASING AND FINANCE, INC., (the "Lessor"), in favor of THE SUMITOMO BANK, LIMITED, SAN FRANCISCO BRANCH, as Agent (in such capacity, the "Agent") for the Lenders. Capitalized terms used herein but not otherwise defined have the meanings specified in the Assignment.

      The parties hereto agree as follows:

      1. The Property. In accordance with the Assignment, the Lessor has executed this Supplement to subject the Master Lease, as supplemented by the Lease Supplement attached as Schedule 1 hereto, to the Assignment. The description of the Property is attached hereto as Schedule 2.

      2. Integrated Assignment. Following the execution and delivery of this Supplement, this Supplement, and all supplements previously delivered under the Assignment, shall constitute a part of the Assignment.

      3. Confirmation. Except as expressly supplemented hereby, the provisions of the Assignment are and shall remain in full force and effect. Further, the Lessor hereby reaffirms its obligations under the Assignment.

      IN WITNESS WHEREOF, the Lessor has caused this Supplement to be duly executed as of the day and year first above written.


                                    SUMITOMO BANK LEASING AND FINANCE, INC., as Lessor


                                    By_______________________________
                                      Name:
                                      Title:

                                                                      Schedule 1


                               [Lease Supplement]

                                                                      Schedule 2


                            [Description of Property]

        Consent of Lessee to Supplement to Assignment of Lease and Rent

              CONSENT AND ACKNOWLEDGMENT BY SYMANTEC CORPORATION


      The undersigned hereby acknowledges receipt of a counterpart original of, and consents to, the foregoing Supplement No. 1 to the Assignment of Lease and Rent.

      The foregoing is furnished for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the undersigned, and the undersigned understands and intends that the Agent and the Lenders will rely on the foregoing and that the undersigned will be legally bound by the foregoing. This Consent and Acknowledgment shall inure to the benefit of the Agent, the Lenders and their respective successors and assigns.

      IN WITNESS WHEREOF, the undersigned has executed and delivered this Consent and Acknowledgment as of October ___, 1996, pursuant to proper authority duly granted.



                                    SYMANTEC CORPORATION



                                    By_______________________________
                                      Name:
                                      Title:

                                                                  EXECUTION COPY

This instrument prepared by,
recording requested by,
and when recorded return to:

MAYER, BROWN & PLATT
1675 Broadway
New York, New York  10019
Attention:  Michael Sloyer, Esq.

                               SUPPLEMENT NO. 3 TO
                          ASSIGNMENT OF LEASE AND RENT

                      dated as of _______________ ___, 1997

                                     made by

                    SUMITOMO BANK LEASING AND FINANCE, INC.,
                                 as the Lessor,

                                   in favor of

                  SUMITOMO BANK, LIMITED, SAN FRANCISCO BRANCH,
                                  as the Agent


                              Location of Premises:
                              County of Santa Clara
                               State of California


                       This Supplement is a supplement to
                that certain Assignment (as hereinafter defined),
              recorded on October 21, 1996, in the Official Records
           of Santa Clara County, California (the "Official Records"),
                 as Instrument No. 13489803, as supplemented by
         that certain Supplement No. 1 to Assignment of Lease and Rent, recorded on October 21, 1996, in the Official Records
                         as Instrument No. 13489804, and
         that certain Supplement No. 2 to Assignment of Lease and Rent, recorded on October 23, 1996, in the Official Records, as
                             Instrument No. 13492445

                               SUPPLEMENT NO. 3 TO
                          ASSIGNMENT OF LEASE AND RENT


      THIS SUPPLEMENT NO. 3 (this "Supplement"), dated as of _______________ ___, 1997, to the ASSIGNMENT OF LEASE AND RENT, dated as of October 18, 1996 (the "Assignment"), made by SUMITOMO BANK LEASING AND FINANCE, INC., (the "Lessor"), in favor of THE SUMITOMO BANK, LIMITED, SAN FRANCISCO BRANCH, as Agent (in such capacity, the "Agent") for the Lenders. Capitalized terms used herein but not otherwise defined have the meanings specified in the Assignment.

      The parties hereto agree as follows:

      1. The Property. In accordance with the Assignment, the Lessor has executed this Supplement to subject the Master Lease, as supplemented by the Lease Supplement attached as Schedule 1 hereto, to the Assignment. The description of the Property is attached hereto as Schedule 2.

      2. Integrated Assignment. Following the execution and delivery of this Supplement, this Supplement, and all supplements previously delivered under the Assignment, shall constitute a part of the Assignment.

      3. Confirmation. Except as expressly supplemented hereby, the provisions of the Assignment are and shall remain in full force and effect. Further, the Lessor hereby reaffirms its obligations under the Assignment.

      IN WITNESS WHEREOF, the Lessor has caused this Supplement to be duly executed as of the day and year first above written.


                                    SUMITOMO BANK LEASING AND FINANCE, INC., as Lessor


                                    By__________________________________________
                                      Name:
                                      Title:

                           ALL-PURPOSE ACKNOWLEDGEMENT


State of ___________________  )
                              )
County of __________________  )


On _______________________ before me, _______________________________________,
              Date                    Name, Title of Officer, e.g., "Jane Doe,
                                      Notary Public"

personally appeared _________________________________________________________,

[ ]   personally known to me - OR -

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

      Witness my hand and official seal.


      -----------------------------------
              Signature of Notary


CAPACITY CLAIMED BY SIGNER:               SIGNER IS REPRESENTING:
                                          NAME OF PERSON(S) OR ENTITY(IES)

[ ]     INDIVIDUAL(S)
                                          ------------------------------
                                          ------------------------------
                                          ------------------------------
[ ]     CORPORATE OFFICER(S)


        ----------------------------
                  TITLE

        ----------------------------
                  TITLE


[ ]     PARTNER(S)

[ ]     ATTORNEY-IN-FACT

[ ]     TRUSTEE(S)

[ ]     SUBSCRIBING WITNESS

[ ]     GUARDIAN/CONSERVATOR

[ ]     OTHER
              ----------------------
        ----------------------------
        ----------------------------

ATTENTION NOTARY: ALTHOUGH THE INFORMATION REQUESTED BELOW IS OPTIONAL, IT COULD PREVENT FRAUDULENT ATTACHMENT OF THIS CERTIFICATE TO UNAUTHORIZED DOCUMENT.

THIS CERTIFICATE          Title or Type of Document_____________________________

MUST BE                   Number of Pages _____ Date of Document________________
ATTACHED                  Signer(s) Other Than Named Above _____________________
TO THE DOCUMENT
DESCRIBED AT RIGHT:

         Consent of Lessee to Supplement to Assignment of Lease and Rent

               CONSENT AND ACKNOWLEDGMENT BY SYMANTEC CORPORATION


      The undersigned hereby acknowledges receipt of a counterpart original of, and consents to, the foregoing Supplement No. 3 to the Assignment of Lease and Rent.

      The foregoing is furnished for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the undersigned, and the undersigned understands and intends that the Agent and the Lenders will rely on the foregoing and that the undersigned will be legally bound by the foregoing. This Consent and Acknowledgment shall inure to the benefit of the Agent, the Lenders and their respective successors and assigns.

      IN WITNESS WHEREOF, the undersigned has executed and delivered this Consent and Acknowledgment as of _______________ ___, 1997, pursuant to proper authority duly granted.

                                    SYMANTEC CORPORATION


                                    By__________________________________________
                                      Name:
                                      Title:

                           ALL-PURPOSE ACKNOWLEDGEMENT


State of ___________________  )
                              )
County of __________________  )


On _______________________ before me, _______________________________________,
              Date                    Name, Title of Officer, e.g., "Jane Doe,
                                      Notary Public"

personally appeared _________________________________________________________,

[ ]   personally known to me - OR -

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

      Witness my hand and official seal.


      -----------------------------------
              Signature of Notary


CAPACITY CLAIMED BY SIGNER:               SIGNER IS REPRESENTING:
                                          NAME OF PERSON(S) OR ENTITY(IES)

[ ]   INDIVIDUAL(S)
                                          ---------------------------------
                                          ---------------------------------
                                          ---------------------------------
[ ]   CORPORATE OFFICER(S)


      ------------------------------
                  TITLE

      ------------------------------
                  TITLE

[ ]   PARTNER(S)

[ ]   ATTORNEY-IN-FACT

[ ]   TRUSTEE(S)

[ ]   SUBSCRIBING WITNESS

[ ]   GUARDIAN/CONSERVATOR

[ ]   OTHER
              ----------------------
      ------------------------------
      ------------------------------

ATTENTION NOTARY: ALTHOUGH THE INFORMATION REQUESTED BELOW IS OPTIONAL, IT COULD PREVENT FRAUDULENT ATTACHMENT OF THIS CERTIFICATE TO UNAUTHORIZED DOCUMENT.

THIS CERTIFICATE          Title or Type of Document_____________________________

MUST BE                   Number of Pages _____ Date of Document________________
ATTACHED                  Signer(s) Other Than Named Above _____________________
TO THE DOCUMENT
DESCRIBED AT RIGHT:

                                                                      Schedule 1


                        [Copy of Lease Supplement No. 3]

                                                                      Schedule 2

      Real Property in the City of Cupertino, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

Lot 5, as shown on that certain Map entitled Tract No. 7953 Cupertino City Center Phase III, which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on February 27, 1987, in Book 571 of Maps, pages 36 and 37.

PARCEL TWO:

Easements as described in the Section entitled "Easements and Rights Reserved for Owners" of the Article entitled "Easements and Rights of Entry" of the Declaration of Covenants, Conditions, and Restrictions and Grant of Easement for Cupertino City Center recorded October 9, 1985, in Book J482, page 1907, as amended by that certain First Amendment to Declaration of Covenants, Conditions, and Restrictions and Grant of Easements recorded September 2, 1987, in Book K281, page 2071, each in the Official Records of Santa Clara County, California.

PARCEL THREE:

Easements for parking, landscaping, support, settlement and encroachment as granted to Cupertino City Center Buildings, a California Limited Partnership, in the Grant of Easement (Cupertino City Center 5) recorded _______________ ___, 1997 under Series No. ______________.

                                                                [EXECUTION COPY]

This instrument prepared by,
recording requested by,
and when recorded return to:

      MAYER, BROWN & PLATT
      1675 Broadway
      New York, New York  10019
      Attention:  Michael Sloyer, Esq.

================================================================================

                             MASTER AMENDMENT NO. 1

                            dated as of March 3, 1997

                                      among

                              SYMANTEC CORPORATION,
              as Lessee, Pledgor, Guarantor and Construction Agent,

                    SUMITOMO BANK LEASING AND FINANCE, INC.,
                                   as Lessor,

                THE SUMITOMO BANK, LIMITED, SAN FRANCISCO BRANCH,
                                  and the other
                         VARIOUS FINANCIAL INSTITUTIONS
                               IDENTIFIED HEREIN,
                                   as Lenders,

                                       and

                THE SUMITOMO BANK, LIMITED, SAN FRANCISCO BRANCH,
                                    as Agent.
                             -----------------------

                       Lease Financing of Three Properties
                        Located in Cupertino, California
                    and Construction of Certain Improvements
                            for Symantec Corporation
================================================================================

       This Master Amendment No. 1 is an amendment to, among other things, that certain Assignment of Lease and Rent
              recorded on October 21, 1996 in the Official Records
           of Santa Clara County, California (the "Official Records")
                 as Instrument No. 13489803, as supplemented by
         that certain Supplement No. 1 to Assignment of Lease and Rent, with respect to the land described on Annex 1 hereto,
             recorded on October 21, 1996, in the Official Records,
                           as Instrument No. 13489804,
         that certain Supplement No. 2 to Assignment of Lease and Rent, with respect to the land described on Annex 2 hereto,
             recorded on October 23, 1996, in the Official Records,
                           as Instrument No. 13492445,
       and that certain Supplement No. 3 to Assignment of Lease and Rent, with respect to the land described on Annex 3 hereto,
             recorded on February 5, 1997, in the Official Records,
                           as Instrument No. 13602290.

                             MASTER AMENDMENT NO. 1


      THIS MASTER AGREEMENT NO. 1 (this "Amendment"), dated as of March 3, 1997, to (a) that certain Participation Agreement dated as of October 18, 1996 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Participation Agreement") by and among SYMANTEC CORPORATION, a Delaware corporation, as the Lessee, Pledgor and Guarantor; SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation, as Lessor; THE SUMITOMO BANK, LIMITED, SAN FRANCISCO BRANCH, a Japanese banking organization acting through its San Francisco Branch, and the other Lenders; and THE SUMITOMO BANK, LIMITED, SAN FRANCISCO BRANCH, as Agent; (b) that certain Master Lease and Deed of Trust dated as of October 18, 1996 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Master Lease"), between the Lessee and the Lessor; (c) that certain Loan Agreement dated as of October 18, 1996 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Loan Agreement"), among the Lessor, the Lenders and the Agent; and
(d) that certain Assignment of Lease and Rent dated as of October 18, 1996 and recorded on October 21, 1996 in the Official Records of Santa Clara County, California (the "Official Records"), as Instrument No. 13489803 (as supplemented by Supplement No. 1 to Assignment of Lease and Rent dated as of October 18, 1996 and recorded on October 21, 1996 in the Official Records as Instrument No. 13489804, Supplement No. 2 to Assignment of Lease and Rent dated as of October 22, 1996 and recorded on October 23, 1996 in the Official Records as Instrument No. 13492445, and Supplement No. 3 to Assignment of Lease and Rent dated as of February 5, 1997 and recorded on February 5, 1997 in the Official Records as Instrument No. 13602290, and as amended, supplemented, amended and restated or otherwise modified from time to time, the "Assignment of Lease and Rent"), made by Sumitomo Bank Leasing and Finance, Inc., to The Sumitomo Bank, Limited, San Francisco Branch, as Agent.

                              W I T N E S S E T H:

      WHEREAS, the Lessee, the Lessor, the Lenders and the Agent have heretofore entered into the Participation Agreement;

      WHEREAS, the Lessee and the Lessor have heretofore entered into the Master Lease and certain Lease Supplements;

      WHEREAS, the Lenders and the Lessor wish to finance the construction of certain Improvements located on the Land subject to Lease Supplement No. 3;

      WHEREAS, the Lessee, as Construction Agent, will construct the Improvements on the Land subject to Lease Supplement No. 3 and such Improvements, as constructed, will be the property of the Lessor;

      WHEREAS, the Lessor desires to lease to the Lessee, and the Lessee desires to lease from the Lessor, such Improvements;

      WHEREAS, the Improvements on the Land subject to Lease Supplement No. 3 will be made subject to the Master Lease pursuant to a Lease Supplement to be dated as of the date hereof, and will become part of the Property subject to the terms of the Master Lease;

      WHEREAS, the Lessee, the Lessor, the Lenders and the Agent now desire to amend (a) the Participation Agreement (including Schedule I thereto), (b) Appendix A to the Participation Agreement, (c) the Master Lease, (d) each Lease Supplement, (e) the Loan Agreement and (f) the Assignment of Lease and Rent, as hereinafter provided;

      NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                           DEFINITIONS; INTERPRETATION

      Unless the context shall otherwise require, capitalized terms used and not defined herein (including the recitals hereto) shall have the meanings assigned thereto in Appendix A to the Participation Agreement (as amended hereby, "Appendix A") for all purposes hereof; and the rules of interpretation set forth in Appendix A shall apply to this Amendment.

                                   ARTICLE II

                               CERTAIN AMENDMENTS

      SECTION II.1. Amendments to the Participation Agreement. Solely with respect to the Subject Property and not with respect to Property No. 1 and the Improvements constructed thereon, the Master Lease is hereby amended as follows:

      (a) Amendment to Article II. Article II of the Participation Agreement is hereby amended as follows:

            (i) the caption is amended by adding a semicolon at the end thereof and inserting the following immediately after such semicolon:
      "CONDITIONS PRECEDENT TO EACH CONSTRUCTION ADVANCE; CONDITIONS TO SUBSTANTIAL COMPLETION".

            (ii) the following provisions shall be inserted at the end of such Article:

                  SECTION 2.3. Conditions Precedent to each Construction
            Advance. The obligations of the Lessor to make a Construction Advance on a Construction Payment Date is subject to satisfaction or waiver of the following conditions precedent:

                        (a) Funding Request. Each of the Lenders, the Lessor and
                  the Agent shall have received a fully executed counterpart of the applicable Funding Request in accordance with Section 3.4 (except that the Funding Request shall be substantially in the form of Exhibit E to Master Amendment No. 1) executed by the Lessee, as Construction Agent. Each of the delivery of a Funding Request and the acceptance of the proceeds of the applicable Construction Advance shall constitute a representation and warranty by the Lessee that on such Construction Payment Date (both immediately before and after giving effect to the making of such Construction Advance and the application of the proceeds thereof), the statements made in Section 8.1 are true and correct.

                        (b) Fees. The Agent and the Lessor shall have received all fees then due and payable pursuant to Section 4.3.

                        (c) Accuracy of Representations and Warranties. On the
                  applicable Construction Payment Date the representations and warranties of the Lessee contained herein and in each of the other Operative Documents shall be true and correct in all Material respects as though made on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all Material respects on and as of such earlier date.

                        (d) Litigation. On the applicable Construction Payment
                  Date there shall not be any actions, suits or proceedings pending or, to the knowledge of the Lessee, threatened by or against the Lessee (i) that are reasonably likely to have a Material adverse effect on City Center V or (ii) that question the validity of the Operative Documents or the rights or remedies of the Lessor with respect to the Lessee or City Center V under the Operative Documents.

                        (e) No Default. There shall not have occurred and be
                  continuing any Default or Event of Default under the Master Lease, and no Default or Event of Default under the Master Lease will have occurred after giving effect to the making of the Construction Advance requested by such Funding Request.

                        (f) Commitment Amount. After giving effect to the
                  applicable Construction Advance, (x) the condition set forth in Section 3.1(c) shall not be violated and (y) the Property Improvement Costs for City Center V shall not exceed the Construction Commitment.

                        (g) Cost of Completion. After giving effect to the
                  applicable Construction Advance, the estimated as yet unpaid cost to the Construction Agent of completing the Construction pursuant to the Construction Documents shall not exceed the Available Construction Commitment.

                        (h) Building Permits. All building permits required by
                  any Governmental Authority in connection with the Construction for which the applicable Construction Advance is being made shall have been obtained.

                        (i) Prime Construction Contract. With respect to all Construction Advances, the Prime Construction Contract shall have been duly executed and delivered by the parties thereto and shall be in form and substance satisfactory to the Lessor.

                        (j) Title Policy Endorsement. The Lessor shall have
                  received on the date of such Construction Advance an endorsement to the title policy delivered pursuant to the Lease (i) indicating that since the date of the preceding Construction Advance there has been no change in the state of title, and (ii) updating the title policy to the date of such Construction Advance.

                  SECTION 2.4. Conditions to Substantial Completion of the
            Property. Substantial Completion shall be deemed to have occurred for purposes of the Operative Documents at such time as the Construction shall have been substantially completed in accordance with the Plans and Specifications and all Applicable Law, as evidenced by certificates of the Architect, the Prime Contractor and the Construction Agent, all in form and substance reasonably satisfactory to the Lessor.

            (b) Amendment to Section 3.1. Section 3.1 of the Participation Agreement is hereby amended and restated to read in its entirety as follows:

                  SECTION 3.1.  Advances.

                  (a) Subject to the conditions and terms hereof, the Lessor and the Agent shall take the following actions at the written request of the Lessee on the Acquisition Date for each Property:

                        (i) the Lessor and the Agent shall make an Advance (out
                  of the funds provided by the Lessor and the Lenders) to the Lessee, for the purpose of financing the acquisition of Land and Improvements existing thereon, if any, and the Fees and the Transaction Expenses incurred in connection therewith, and the proceeds of such Advances shall be made directly to the Lessee or to such payees designated in writing by the Lessee;

                        (ii)  the Lessor shall acquire the Land and
                  Improvements, if any (using the funds provided by the Lessor and the Lenders); and

                        (iii) the Lessor shall lease the Land and Improvements
                  to the Lessee under the Master Lease and the respective Lease Supplements.

                  (b) Subject to the conditions and terms hereof, (including, without limitation, receipt of a Funding Request in accordance with
            Section 3.4), the Lessor and the Agent shall make a Construction Advance on a Construction Payment Date (out of funds provided by the Lessor and the Lenders) to the Lessee, for the purpose of financing the Construction of Improvements for City Center V, and the proceeds of such Construction Advances shall be paid directly to the Construction Agent or its designee(s) for the purpose of paying or reimbursing itself for Property Improvement Costs, and paying Capitalized Interest, the Arrangement Fee, the Commitment Fees, Transaction Expenses paid or payable by the Lessee in connection therewith, and all fees paid or payable by the Lessee to the Lessor in connection with the Operative Documents.

                  (c) Notwithstanding any other provision hereof, the
            Participants shall not be obligated to make any Advance if, after giving effect thereto, the aggregate outstanding amounts of each of the Loans and the Lessor Amounts would exceed the Maximum Commitment Amount.

            (c) Amendment to Section 3.2. Section 3.2 of the Participation Agreement is hereby amended as follows: (x) by deleting the words "the Acquisition Date for each Property" appearing in the third line thereof and replacing them with the words "each Funding Date", and (y) by deleting the word "Acquisition" appearing in the sixth line thereof and replacing it with the word "Funding".

            (d) Amendment to Section 3.3. Section 3.3 of the Participation Agreement is hereby amended as follows: (x) by deleting the words "the Acquisition Date for each Property" appearing in the third and fourth lines thereof and replacing them with the words "each Funding Date" and
      (y) by deleting the word "Acquisition" appearing in the seventh line thereof and replacing it with the word "Funding".

            (e)  Amendments to Section 3.4.

            (i) Clause (a) of Section 3.4 of the Participation Agreement is hereby amended as follows: (x) by deleting the word "Acquisition" appearing in the sixth line thereof immediately after the words "prior to the proposed" and replacing it with the word "Funding", (y) by deleting the word "Acquisition" appearing in subclause (i) of such clause (a) and replacing it with the word "Funding" and (z) by deleting the word "and" appearing between subclauses (ii) and (iii) of such clause (a), and inserting the words "and (iv) in the case of a Construction Advance, requesting that the proceeds of such Construction Advance be wire transferred to the accounts and Persons specified therein" immediately before the period at the end of such sentence.

            (ii) Clause (b) of Section 3.4 of the Participation Agreement is hereby amended by inserting the words "and Property Improvement Costs" immediately before the period at the end of such sentence.

            (f) Amendment to Section 4.3. Section 4.3 of the Participation Agreement is hereby amended and restated in its entirety to read as follows:

                  SECTION 4.3. Fees. The Lessee hereby agrees to pay the fees set forth in this Section 4.3. All such fees shall be non-refundable.

                        (a) Fee Letter.  The Lessee shall pay the Fees to the
                  Lessor and the Agent.

                        (b) Commitment Fee. The Lessee shall pay to the Lessor,
                  for the period (including any portion thereof when the Lessor's obligations pursuant to Section 3.2 are suspended by reason of the Lessee's inability to satisfy any condition of
                  Article II) commencing on (and including) the Improvements Closing Date for City Center V and continuing through (but excluding) the last day of the Construction Commitment Period, a Commitment Fee (the "Commitment Fee") at a rate of 0.275% per annum on the average daily unused portion of the Construction Commitment Amount. The Commitment Fee shall be payable by the Lessee in arrears on each Construction Payment Date and on the last day of the Construction Commitment Period.

                        (b) Arrangement Fee. The Lessee shall pay to the Lessor
                  an Arrangement Fee (the "Arrangement Fee") in the amount of $85,500.00, which amount shall be payable on the Improvements Closing Date for City Center V and will be capitalized and included in the Property Improvement Costs of City Center V.

            (g) Amendment to Section 8.2. Section 8.2 of the Participation Agreement is hereby amended by deleting the word "Acquisition" appearing in the fifth line thereof and replacing it with the words "Funding".

            (h) Amendment to Section 9.1. Clause (a) of Section 9.1 of the Participation Agreement is hereby amended by deleting the word "Acquisition" appearing in the fourth line of such clause and replacing it with the word "Funding".

            (i) Amendment to Section 13.2. Clause (a) of Section 13.2 of the Participation Agreement is hereby amended by inserting the following words immediately prior to the period at the end of such clause: "(or, in the case of the Improvements constructed on City Center V pursuant to the Construction Agency Agreement, the Appraisal delivered on the Improvements Closing Date)".

            (j) Amendment to Schedule I. Schedule I to the Participation Agreement is hereby amended and restated in its entirety to read as set forth in Schedule I attached hereto.

      SECTION II.2. Amendments to Appendix A. Appendix A to the Participation Agreement is hereby amended as follows:

      (a) The following definitions shall be added to Appendix A in their appropriate alphabetical order:

                  "Architect" means Hellmuth, Obata + Kassabaum, or such other
            Person who shall, with the prior consent of the Lessor, have been designated by the Construction Agent to act as the architect for purposes of the Construction.

                  "Available Construction Commitment" means at any time, an
            amount equal to the excess, if any, of (a) the amount of the Construction Commitment Amount over (b) the aggregate original principal amount of all Construction Advances (including all Construction Advances made for the purpose of financing Capitalized Interest, Commitment Fees and the Arrangement Fee).

                  "Capitalized Interest" means, for each Construction Payment
            Date during the Construction Commitment Period, an amount equal to
            (a) the aggregate outstanding Property Improvement Costs on such date multiplied by (b) the LIBO Rate (Reserve Adjusted) plus a margin of 0.275% multiplied by (c) the number of days elapsed since the immediately preceding Construction Payment Date (or, in the case of the first Construction Payment Date, the number of days elapsed since the first Construction Advance), divided by (d) 360.

                  "City Center V" means the Property consisting of (a) the Land and Improvements covered by Lease Supplement No. 3 dated as of February 5, 1997, together with (b) all Improvements thereon constructed pursuant to the Construction Agency Agreement.

                  "Construction" means the construction and installation of
            all Improvements contemplated by the Plans and Specifications.

                  "Construction Advance" means each Advance made by the Lessor and the Agent to the Construction Agent for the purpose of paying Property Improvement Costs with respect to City Center V.

                  "Construction Agency Agreement" means the Construction Agency
            Agreement dated as of March 3, 1997 between the Lessor and the Construction Agent, with respect to City Center V.

                  "Construction Agency Agreement Event of Default" means a
            "Construction Agency Agreement Event of Default" as defined in
            Section 5.1 of the Construction Agency Agreement.

                  "Construction Agent" means Symantec Corporation, as
            construction agent under the Construction Agency Agreement.

                  "Construction Commitment Amount" means $28,500,000.

                  "Construction Commitment Period" means the period commencing on (and including) the Improvements Closing Date for City Center V and ending on (but excluding) the date occurring on the earliest of
            (x) the first Business Day of the second full month following Substantial Completion, (y) the first Business Day following the calendar month in which the Construction Commitment Amount has been fully funded and (z) the first Business Day of the twenty-fifth
            (25th) month following the Improvements Closing Date.

                  "Construction Documents" is defined in Section 2.4 of the
            Construction Agency Agreement.

                  "Construction Payment Date" means (a) the last Business Day of each calendar month, commencing with the last Business Day of March, 1997, and (b) the last day of the Interim Lease Term (provided, that if such day is not a Business Day, such Construction Payment Date shall be extended to the next succeeding Business Day).

                  "Force Majeure Event" means any event (the existence of which was not known and could not have been discovered through the exercise of due diligence by the Lessee or the Construction Agent prior to the Improvements Closing Date) beyond the control of the Lessee and the Construction Agent, including, but not limited to, strikes, lockouts, adverse soil conditions, acts of God, adverse weather conditions, inability to obtain labor or materials, government activities, civil commotion and enemy action; but excluding any event, cause or condition that results from the Construction Agent's financial condition or failure to pay or any event, cause or condition which could have been avoided or which could be remedied through the exercise of commercially reasonable efforts or the commercially reasonable expenditure of funds.

                  "Funding Date" means (a) each Acquisition Date and (b) each date on which a Construction Advance is made.

                  "Improvements Closing Date" is defined in Section 3.1 of
            Master Amendment No. 1.

                  "Interim Lease Term" is defined in Section 2.3 of the
            Master Lease.

                  "Master Amendment No. 1" means the Master Amendment No. 1
            dated as of March 3, 1997, among the Lessee, the Lessor, the Lenders and the Agent, amending the Participation Agreement, Appendix A to the Participation Agreement, the Master Lease, the Loan Agreement and the Assignment of Lease and Rent.

                  "Outside Completion Date" means the date occurring twenty-four
            (24) months after the Improvements Closing Date.

                  "Plans and Specifications" means the plans and specifications for the construction and installation of Improvements for City Center V, as more particularly described in Schedule 2 to the Construction Agency Agreement.

                  "Prime Construction Contract" means the contract between the
            Construction Agent and the Prime Contractor, as amended from time to time in accordance with the Construction Agency Agreement.

                  "Prime Contractor" means the contractor designated as such in the Prime Construction Contract or such other Person who shall, with the prior consent of the Lessor, have been designated by the Construction Agent to act as the general contractor for purposes of the Construction.

                  "Property Improvement Costs" means out-of-pocket costs of the
            Construction Agent incurred and properly payable under the Construction Documents in accordance with the Operative Documents.

                  "Substantial Completion" means such time as the conditions set forth in Section 2.4 of the Participation Agreement shall have been satisfied with respect to City Center V.

            (b) The definition of "Appraisal" is hereby amended by inserting the words "(or, in the case of the Appraisal delivered with respect to the Improvements on City Center V, as of the Improvements Closing Date)" immediately after the words "Fair Market Sales Value of such Property as of the Acquisition Date" appearing therein.

            (c) The definition of "Lease Supplement" is hereby amended by inserting the words "or Improvements Closing Date, as applicable," immediately after the words "dated as of the Acquisition Date" appearing therein.

            (d) The definition of "Maximum Commitment Amount" in Appendix A is hereby amended by deleting the amount "$53,000,000.00" and replacing it with the amount "$81,500,000.00".

            (e) the definition of "Operative Documents" in Appendix A is hereby amended by deleting the word "and" at the end of clause (k) thereof, by deleting the period at the end of clause (l) thereof and replacing it with a semicolon, and by inserting the following immediately after such semicolon:

                  (m)   the Construction Agency Agreement; and
                  (n)   Master Amendment No. 1.

      SECTION II.3. Amendments to Master Lease. The Master Lease is hereby amended as follows:

            (a) Amendment to Section 2.3. Section 2.3 of the Master Lease is hereby amended by inserting the words "(other than the Improvements comprising part of City Center V)" immediately after the words "with respect to any Property", and inserting the following at the end of such
      Section: "The Lease Term of this Master Lease with respect to the Improvements comprising part of City Center V and constructed pursuant to the Construction Agency Agreement shall consist of an Interim Lease Term (the "Interim Lease Term") and a Base Lease Term. The Interim Lease Term for such Improvements shall begin on (and include) the Improvements Closing Date and end on (but exclude) the first day of the Base Lease Term for such Improvements. The Base Lease Term for the Improvements comprising part of City Center V and constructed pursuant to the Construction Agency Agreement shall (i) begin on (and include) the earliest of (x) the first Business Day of the second full month following Substantial Completion,
      (y) the first Business Day following the calendar month in which the Construction

      Commitment Amount has been fully funded and (z) the first Business Day of the twenty-fifth (25th) month following the Improvements Closing Date (provided, that no Construction Agency Agreement Event of Default shall have occurred and be continuing on such date) and (ii) end on (but exclude) the seventh (7th) anniversary of the Documentation Date, unless earlier terminated in accordance with the provisions of this Master Lease and the other Operative Documents.

            (b) Amendment to Section 3.1. Clause (a) of Section 3.1 of the Master Lease is hereby amended by deleting the phrase "During the Lease Term" at the beginning of such clause and replacing it with the phrase "During the Base Lease Term for each Property".

      SECTION II.4. Amendments to Loan Agreement. The Master Lease is hereby amended as follows:

            (a) Amendment to Second Recital. The Second Recital of the Loan Agreement is hereby amended by deleting the amount "$45,800,000.00" appearing therein and replacing it with the amount "$70,450,000.00".

            (b) Amendment to Section 2.1. Section 2.1 of the Loan Agreement is hereby amended by inserting the words "and Property Improvement Costs" immediately after the words "and to pay Property Acquisition Costs" appearing in the fifth line thereof.

            (c) Amendment to Section 8.11. Section 8.11 of the Loan Agreement is hereby amended as follows: (i) by inserting a comma after the word "Lessee" appearing in the fourth line thereof, inserting the words "Agent, any Lender" immediately after such comma, and deleting the word "its" appearing before the words "respective successors" and replacing it with the word "their", (ii) by inserting the words "for any liability or obligation hereunder or under any other Operative Document (including without limitation, the payment of the principal of, or interest on, the Loans) or" immediately after the words "respective successors and assigns" appearing in the fourth and fifth lines of such Section, (iii) by deleting the words "Master Lease" immediately following the words "in respect of this" appearing in the fifth line of such Section and replacing them with the words "Loan Agreement" and (iv) by inserting the words "or the Lenders" immediately after the words "obligations of Lessor to the Lessee" appearing in clause (ii) of such Section.

      SECTION II.5. Amendment to Assignment of Lease and Rent. The Assignment of Lease and Rent is hereby amended as follows:

      (a) Schedule 1 to each of (i) Supplement No. 1 to Assignment of Lease and Rent, dated as of October 18, 1996 and recorded on October 21, 1996 in the Official Records as Instrument No. 13489804, (ii) Supplement No. 2 to Assignment of Lease and Rent, dated as of October 22, 1996 and recorded on October 23, 1996 in the Official Records as Instrument No. 13492445 and (iii) Supplement No. 3 to Assignment of Lease and Rent, dated as of February 5, 1997 and recorded on February 5, 1997 in the Official Records as Instrument No. 13602290, is hereby amended in each case to reflect the amendment made as of the date hereof to the Lease Supplement referred to in such Schedule;

      (b) the first recital of the Assignment of Lease and Rent is hereby amended by inserting the words "as amended by Master Amendment No. 1 dated as of March 3, 1997, and" immediately after the open parenthesis on the second line thereof and immediately before the words "as amended, restated, supplemented or otherwise modified form time to time, the "Loan Agreement")"; and

      (c) Section 2 of the Assignment of Lease and Rent is hereby amended by inserting the words "the Notes and the other Operative Documents," immediately after the words "obligations under the Loan Agreement," appearing in the first and second line of such Section.

      SECTION II.6. Effect of Amendments. Except as otherwise specifically amended hereby, each of the Master Lease, the Participation Agreement and Appendix A to the Participation Agreement shall remain in full force and effect and all references therein to each such document, and all references in each of other Operative Documents and the other documents, instruments or agreements executed and delivered in connection herewith and therewith shall refer to the Master Lease, the Participation Agreement and Appendix A to the Participation Agreement as amended hereby.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

      SECTION 3.1. Improvements Closing Date. This Amendment shall be effective on the date (the "Improvements Closing Date") on which all the following conditions precedent thereto shall have been satisfied or waived by the applicable parties as set forth herein:

            (a) Master Amendment No. 1. This Amendment shall have been duly authorized, executed and delivered by the parties hereto.

            (b) Construction Agency Agreement. A Construction Agency Agreement in the form of Exhibit A hereto shall have been duly authorized, executed and delivered by the Lessee and the Lessor.

            (c) New Notes. The Agent shall have received, for the account of each Lender, a note substantially in the form of Exhibit A to the Loan Agreement (each, a "New Note"), duly executed and delivered by the Lessor, payable to the order of such Lender and in a principal amount equal to the initial Commitment of such Lender after giving effect to the increase in Commitments provided by this Amendment (it being understood that each Lender shall, promptly after receipt of its New Note, surrender its old Note for cancellation to the Lessee).

            (d) Amendments to Lease Supplements. Amendment No. 1 to Lease Supplement No. 1, Amendment No. 1 to Lease Supplement No. 2, and Amendment No. 1 to Lease Supplement No. 3, in the forms of Exhibits B, C and D, respectively, shall have been duly authorized, executed and delivered by the Lessee and the Lessor, and the original counterpart of each Amendment to a Lease Supplement shall have been delivered to the Agent and the Lenders.

            (e) Lessor Financing Statements. The Lessee shall have delivered to the Lessor all Lessor Financing Statements relating to the Improvements to be constructed on City Center V as the Lessor or any other Participant may reasonably request in order to protect the Lessor's interest under the Master Lease and the Lease Supplement relating to such Property to the extent the Master Lease and such Lease Supplement constitute security agreements.

            (f) Recordation. Each of the Participants shall have received evidence reasonably satisfactory to it that each of (i) the amendments described in clause (d) above, (ii) the Lessor Financing Statements described in clause (e) above and (iii) this Amendment, has been, or are being, recorded in a manner sufficient to properly secure each of their interest therein.

            (g) Appraisal. The Lessor and the Lenders shall have received an Appraisal with respect to City Center V, in form and substance satisfactory to the Agent and the Lessor, which Appraisal shall show that, as of the Improvements Closing Date, the Fair Market Sales Value of the Land and the Improvements to be constructed thereon in accordance with the Plans and Specifications shall not be less than the sum of (i) the Property Acquisition Cost for City Center V and (ii) ninety percent (90%) of the Construction Commitment Amount.

            (h) Title Insurance. With respect to each Property, First American Title Insurance Company shall have reissued, in favor of the Lessor, the ALTA extended coverage owners title insurance policies previously committed to be issued pursuant to Section 2.2(i) of the Participation Agreement in connection with the acquisition of such Property, each dated as of the Improvements Closing Date, with the same endorsements, and otherwise in the same form as agreed to by First American Title Insurance Company in connection with the acquisition of such Property, and with no other title exceptions other than (a) current taxes (not yet delinquent) and (b) the Master Lease, as supplemented and modified by the applicable Lease Supplement, this Amendment and the applicable Amendment No. 1 to Lease Supplement. Each such reissued title insurance policy shall include a tie-in endorsement confirming the aggregate liability amount for the title policies to be $81,500,000.

            (i) Lessee's Resolutions. The Lessee shall have delivered to the Agent, the Lessor and each Lender a certificate of its Secretary or an Assistant Secretary attaching and certifying as to the resolutions of the Board of Directors duly authorizing the execution, delivery and performance by it of this Amendment, the Construction Agency Agreement and each other Operative Document to be executed by it in connection herewith or therewith.

            (j) Legal Opinion. The Agent and the Lessor shall have received, with a copy for each Lender, an opinion of counsel for the Lessee, dated the Improvements Closing Date and addressed to the Agent, the Lessor and the Lenders, in form and substance reasonably satisfactory to the Agent, the Lessor and the Lenders.

            (k) Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of Lessee shall be satisfactory in form and substance to Lessor and its counsel; and Lessor and its counsel shall have received all information, approvals, opinions, documents or instruments as Lessor or its counsel may have reasonably requested.

                                   ARTICLE IV

                            REPRESENTATIONS OF LESSEE

      SECTION IV.1. Representations of Lessee. The Lessee represents and warrants to each of the other parties as follows:

            (a) Representations in Operative Documents. The representations and warranties of the Lessee set forth in the Operative Documents (including, without limitation, the representations and warranties set forth in
      Section 8.2 of the Participation Agreement) are true and correct in all material respects on and as of the Improvements Closing Date except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date. No Event of Default has occurred and is continuing and no Default of which the Lessee has knowledge and that has not been previously disclosed to the Agent and the Participants has occurred and is continuing under the Master Lease, the Construction Agency Agreement or, to the knowledge of the Lessee, any other Operative Document. No Default or Event of Default under the Master Lease, the Construction Agency Agreement or, to the knowledge of the Lessee, any other Operative Document, will occur as a result of, or after giving effect to, the transactions contemplated hereby.

            (b) Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Lessee of this Amendment and each other Operative Document executed or to be executed by it in connection with this Amendment are within the Lessee's corporate powers, have been duly authorized by all necessary corporate action, and do not

                  (i)  contravene the Lessee's Organic Documents;

                  (ii) contravene any material contractual restriction the
            contravention of which is reasonably likely to have a material adverse effect on the financial condition of the Lessee (including any covenant relating to the incurrence of indebtedness, which restrictions the Lessee hereby acknowledges are material), law or governmental regulation or court decree or order binding on or affecting the Lessee; or

                  (iii) result in, or require the creation or imposition of, any
            Lien on any of the Lessee's properties (including the Properties) other than as are contemplated by the Operative Documents.

            (c) Governmental Approval, Regulation, etc. No authorization or approval or other action by, and not notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Lessee of this Amendment or any other Operative Document to be executed by it in connection with this Amendment.

            (d) Validity, etc. This Amendment constitutes, and each other Operative Document executed by the Lessee in connection with this Amendment will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Lessee enforceable in accordance with their respective terms, subject, in each case, as to enforceability, to bankruptcy, insolvency, reorganization and other similar laws affecting enforcement of creditor rights generally (insofar as any such law relates to the bankruptcy, insolvency, reorganization or similar event of the Lessee) and, as to the availability of specific performance or other injunctive relief, subject to the discretionary power of a court to deny such relief and to general equitable principles.

                                    ARTICLE V

                                  MISCELLANEOUS

      SECTION V.1. Ratification of and References to the Operative Documents. Upon the Improvements Closing Date, this Amendment shall be known (and may be referred to) as Amendment No. 1, dated as of March 3, 1997, to each of the Operative Documents amended hereby. This Amendment is an Operative Document executed pursuant to the Participation Agreement, including for purposes of construction as provided in Appendix A thereto. All references to the Participation Agreement, the Master Lease, any Lease Supplement, the Loan Agreement or the Assignment of Lease and Rent shall hereafter be deemed to refer to such Operative Document as amended hereby.

      SECTION V.2. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

      SECTION V.3. Headings, etc. The Table of Contents and headings of the various Articles and Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

      SECTION V.4. GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

      SECTION V.5. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION V.6. Liability Limited. The parties hereto agree that except as specifically set forth herein or in any other Operative Document, Lessor shall have no personal liability whatsoever to the Lessee or any Participant or their respective successors and assigns for any claim based on or in respect hereof or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby and the recourse shall be solely had against the Lessor's interest in any Property; provided, however, that Lessor shall be liable in its individual capacity (a) for its own willful misconduct or gross negligence (or negligence in the handling of funds), (b) breach of any of its representations, warranties or covenants under the Operative Documents, or (c) for any Tax based on or measured by any fees, commission or compensation received by it for acting as the Lessor as contemplated by the Operative Documents. It is understood and agreed that, except as provided in the preceding sentence: (i) Lessor shall have no personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents; (ii) all obligations of Lessor to the Lessee are solely nonrecourse obligations except to the extent that it has received payment from others; and (iii) all such personal liability of Lessor is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by Lessor.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                          SYMANTEC CORPORATION,
                                          as Lessee, Pledgor, Guarantor and
                                          Construction Agent



                                          By____________________________________
                                            Name:
                                            Title:


                                      S-1                 Master Amendment No. 1

                                          SUMITOMO BANK LEASING AND FINANCE,
                                          INC., as Lessor



                                          By____________________________________
                                            Name:
                                            Title:


                                      S-2                 Master Amendment No. 1

                                          THE SUMITOMO BANK, LIMITED,
                                          SAN FRANCISCO BRANCH, as Lender
                                          and as Agent

                                          By____________________________________
                                            Name:
                                            Title:


                                      S-3                 Master Amendment No. 1

                                                                      SCHEDULE I

                                                 AMENDED AND RESTATED SCHEDULE I
                                                      TO PARTICIPATION AGREEMENT


                                   COMMITMENTS

            PARTICIPANT                               COMMITMENT
              Lender
              ------

The Sumitomo Bank, Limited, San                     $70,450,000.00
Francisco Branch


              Lessor
              ------

Sumitomo Bank Leasing and Finance,                  $11,050,000.00
Inc.
                                                    ==============
                            TOTAL:                  $81,500,000.00


                                                                       EXHIBIT B

              [Form of Amendment No. 1 to Lease Supplement No. 1]

                                                                       EXHIBIT C

              [Form of Amendment No. 1 to Lease Supplement No. 2]

                                                                       EXHIBIT D

              [Form of Amendment No. 1 to Lease Supplement No. 3]

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
                                    ARTICLE I

                           DEFINITIONS; INTERPRETATION

                                   ARTICLE II

                               CERTAIN AMENDMENTS

  SECTION 2.1.  Amendments to the Participation Agreement..................  2
                  (a)  Amendment to Article II.............................  2
                  (b)  Amendment to Section 3.1............................  5
                  (c)  Amendment to Section 3.2............................  6
                  (d)  Amendment to Section 3.3............................  6
                  (e)  Amendments to Section 3.4...........................  6
                  (f)  Amendment to Section 4.3............................  6
                  (g)  Amendment to Section 8.2............................  7
                  (h)  Amendment to Section 9.1............................  7
                  (i)  Amendment to Section 13.2...........................  7
                  (j)  Amendment to Schedule I.............................  7
  SECTION 2.2.  Amendments to Appendix A...................................  8
  SECTION 2.3.  Amendments to Master Lease................................. 11
                  (a)  Amendment to Section 2.3............................ 11
                  (b)  Amendment to Section 3.1............................ 12
  SECTION 2.4.  Amendments to Loan Agreement............................... 12
                  (a)  Amendment to Second Recital......................... 12
                  (b)  Amendment to Section 2.1............................ 12
                  (c)  Amendment to Section 8.11........................... 12
  SECTION 2.5.  Amendment to Assignment of Lease and Rent.................. 13
  SECTION 2.6.  Effect of Amendments....................................... 13

                                   ARTICLE III

                              CONDITIONS PRECEDENT

  SECTION 3.1.  Improvements Closing Date. ................................ 13
                  (a)  Master Amendment No. 1.............................. 14
                  (b)  Construction Agency Agreement....................... 14
                  (c)  New Notes........................................... 14
                  (d)  Amendments to Lease Supplements..................... 14
                  (e)  Lessor Financing Statements......................... 14
                  (f)  Recordation......................................... 14
                  (g)  Appraisal........................................... 14
                  (h)  Title Insurance..................................... 15
                  (i)  Lessee's Resolutions................................ 15
                  (j)  Legal Opinion....................................... 15
                  (k)  Satisfactory Legal Form............................. 15

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

                                   ARTICLE IV

                            REPRESENTATIONS OF LESSEE

  SECTION 4.1.  Representations of Lessee.................................. 16

                                    ARTICLE V

                                  MISCELLANEOUS

  SECTION 5.1.  Ratification of and References to the Operative Documents.. 17
  SECTION 5.2.  Counterparts............................................... 17
  SECTION 5.3.  Headings, etc.............................................. 17
  SECTION 5.4.  GOVERNING LAW.............................................. 18
  SECTION 5.5.  Severability............................................... 18
  SECTION 5.6.  Liability Limited.......................................... 18

Schedule
--------
Schedule I       Amended and Restated Schedule I to Participation Agreement

Exhibits
--------
Exhibit A        Form of Construction Agency Agreement
Exhibit B        Form of Amendment No. 1 to Lease Supplement No. 1
Exhibit C        Form of Amendment No. 1 to Lease Supplement No. 2
Exhibit D        Form of Amendment No. 1 to Lease Supplement No. 3
Exhibit E        Form of Funding Request for Construction Advances

Annexes
-------
Annex 1          Legal Description of Land Covered by
                 Supplement No. 1 to Assignment of Lease and Rent
Annex 2          Legal Description of Land Covered by
                 Supplement No. 2 to Assignment of Lease and Rent
Annex 3          Legal Description of Land Covered by
                 Supplement No. 3 to Assignment of Lease and Rent

                                             ANNEX 1 TO MASTER AMENDMENT NO. 1

                      LEGAL DESCRIPTION OF LAND COVERED BY
               SUPPLEMENT NO. 1 TO ASSIGNMENT OF LEASE AND RENT

                                             ANNEX 2 TO MASTER AMENDMENT NO. 1


                      LEGAL DESCRIPTION OF LAND COVERED BY
               SUPPLEMENT NO. 2 TO ASSIGNMENT OF LEASE AND RENT

                                             ANNEX 3 TO MASTER AMENDMENT NO. 1


                      LEGAL DESCRIPTION OF LAND COVERED BY
               SUPPLEMENT NO. 3 TO ASSIGNMENT OF LEASE AND RENT

Real Property in the City of Cupertino, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

Lot 5, as shown on that certain Map entitled Tract No. 7953 Cupertino City Center Phase III, which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on February 27, 1987, in Book 571 of Maps, pages 36 and 37.

PARCEL TWO:

Easements as described in the Section entitled "Easements and Rights Reserved for Owners" of the Article entitled "Easements and Rights of Entry" of the Declaration of Covenants, Conditions, and Restrictions and Grant of Easement for Cupertino City Center recorded October 9, 1985, in Book J482, page 1907, as amended by that certain First Amendment to Declaration of Covenants, Conditions, and Restrictions and Grant of Easements recorded September 2, 1987, in Book K281, page 2071, each in the Official Records of Santa Clara County, California.

PARCEL THREE:

Easements for parking, landscaping, support, settlement and encroachment as granted to Cupertino City Center Buildings, a California Limited Partnership, in the Grant of Easement (Cupertino City Center 5) recorded February 5, 1997 under Series No. 13602286.